MASTERS’ SELECT FUNDS TRUST

Supplement dated July 28, 2011
to the Prospectus of the Masters’ Select Funds Trust dated April 29, 2011

Effective August 1, 2011, the Masters’ Select Funds Trust has changed its name to the Litman Gregory Funds Trust.  Additionally, each series of the Trust has changed its name effective August 1, 2011, as follows:

Current Name	New Name
The Masters’ Select Equity Fund	Litman Gregory Masters Equity Fund
The Masters’ Select International Fund	Litman Gregory Masters International Fund
The Masters’ Select Value Fund	Litman Gregory Masters Value Fund
The Masters’ Select Smaller Companies Fund	Litman Gregory Masters Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund	Litman Gregory Masters Focused Opportunities Fund

Please keep this Supplement with your Prospectus.